Exhibit 10.9.2

FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 1, 2005, among MMA CONSTRUCTION FINANCE, LLC, a Maryland limited liability company and formerly known as MuniMae Midland Construction Finance, LLC (“MMCF”), MMA MORTGAGE INVESTMENT CORPORATION, a Florida corporation and formerly known as Midland Mortgage Investment Corporation (“MMI”; MMI and MMCF collectively called “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”) and L/C Issuer (“L/C Issuer”).

A. Borrowers, Administrative Agent, L/C Issuer, and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of December 3, 2004 (the “Credit Agreement”) pursuant to which Lenders have provided Borrowers with a $70 million revolving credit facility;

B. On January 11, 2005, Midland Mortgage Investment Corporation filed an Amendment to Articles of Incorporation of MMI with the Florida Department of State changing its name to MMA Mortgage Investment Corporation (the “Name Change”);

C. Borrowers, Administrative Agent, L/C Issuer and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement and the other Loan Documents to reflect the Name Change.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

1. Defined Terms.

Unless otherwise specified, the defined terms will have their meanings as provided in the Credit Agreement.

2. Amendment to Credit Agreement and Loan Documents.

All references in the Credit Agreement and the other Loan Documents to either “Midland Mortgage Investment Corporation” or “MMI” are hereby deemed to be references to “MMA Mortgage Investment Corporation.”

3. Effectiveness. The effectiveness of this Amendment is subject to receipt by Administrative Agent of the following:

a. Amendment. This Amendment, duly executed and delivered by each of the Borrowers, Administrative Agent, L/C Issuer and Lenders.

b. Other Information. Such other information and documents as may reasonably be required by Administrative Agent and its counsel.

4. Representations and Warranties. Borrowers hereby represent and warrant to Administrative Agent, L/C Issuer and Lenders as follows:

a. Due Authorization. Each of the Borrowers is duly authorized to execute, deliver and perform this Amendment, and the Credit Agreement, as amended by this Amendment, is the legal and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms.

b. Credit Agreement. [INTENTIONALLY OMMITTED].

c. No Event of Default. [INTENTIONALLY OMMITTED].

d. No Amendments. Except for the Amendment to Articles of Incorporation of MMI, dated January 10, 2005, and filed with the Florida Department of State on January 11, 2005, there have been no amendments to the Organization Documents of any of the Borrowers and General Partner since the latest delivery thereof by Borrowers to Administrative Agent.

5. Miscellaneous.

a. No Other Amendments. Except as expressly amended herein, the terms of the Credit Agreement shall remain in full force and effect.

b. Limitation on Agreements. The amendment set forth herein is limited precisely as written and shall not be deemed (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent, L/C Issuer and Lenders now have or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the New Note, the Loan Documents or any of the other documents referred to herein or therein. From and after the effectiveness of this Amendment, all references in the Credit Agreement to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

c. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

d. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THAT MIGHT OTHERWISE APPLY.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWERS:

MMA CONSTRUCTION FINANCE, LLC,

By:	MuniMae Investment Services Corporation

	By:	/s/ Gary A. Mentesana
		Name:	Gary A. Mentesana
		Title:	Executive Vice President

MMA MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Gary A. Mentesana
		Name:	Gary A. Mentesana
		Title:	Executive Vice President

First Amendment to Amended and Restated Midland Corporate Credit Agreement Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Lender

By:	/s/ Ugo Arinzeh
Name: Ugo Arinzeh
Title: Vice President

First Amendment to Amended and Restated Midland Corporate Credit Agreement Signature Page